UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               Form 8-K

                            Current Report
     Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) December 15,2008
                  --------------------------

                 Dynasil Corporation of America
   ---------------------------------------------------------
     (Exact name of registrant as specified in its charter)

     Delaware                   000-27503         22-1734088
     -------------------       ----------        -----------
(State or other                   (Commission     (IRS Employer
jurisdiction of incorporation)    File Number)  Identification No.)


            385 Cooper Road, West Berlin, New Jersey 08091
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          (Address of principal executive offices)   (ZIP Code)

Registrant's telephone number, including area code:  (856)-767-4600

                           Not Applicable
  ------------------------------------------------------------
     (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see
General Instructions A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 5.02 Departure of Directors or Certain Officers;
Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

        On   December  15,  2008,  the  Registrant,  Dynasil
Corporation of America ("Dynasil"), appointed Paul Weaver, of Moorestown, NJ, Chief Financial Officer of Dynasil.

     Mr. Weaver, 57, was employed as a consultant for Thomas Group on a project to improve the readiness process of the U.S. Navy from 2006-2008. He was Chief Financial Officer for Granite Packaging/SupplyOne Moorestown from 2004-2006 and previously held senior financial positions in manufactured consumer products and aviation service industries. His offer letter with Dynasil includes an annual salary of $140,000, eligibility for a bonus payout of at least $50,000 per fiscal year based on accomplishment of specific goals, and a signing/retention bonus in the form of stock options for 25,000 Dynasil shares at an exercise price 33% above market value as of the hire date, which will vest two years from the hire date with a three year term.



Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

EXHIBIT INDEX

(c)  Exhibits

   None

                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         DYNASIL CORPORATION OF AMERICA
                                   (Registrant)

Date:                     By   Craig T. Dunham
                               President